Exhibit 99.1 SPACETECH DAY 2022

KELYN BRANNON CHIEF FINANCIAL OFFICER

DISCLAIMER AND FORWARD-LOOKING STATEMENTS Accordingly, none of Astra nor its respective affiliates and advisors makes any representations as Certain statements made in this presentation are “forward-looking statements”. Forward-looking to the accuracy or completeness of these data. Certain amounts related to the transaction statements may be identified by the use of words such as “anticipate”, “believe”, “expect”, “estimate”, described herein have been expressed in U.S. dollars for convenience and, when expressed in U.S. “plan”, “outlook”, and “project” and other similar expressions that predict or indicate future events or dollars in the future, such amounts may be different from those set forth herein. trends or that are not statements of historical matters. These forward-looking statements reflect the current analysis of existing information and are subject to various risks and uncertainties. As a result, caution must be exercised in relying on forward-looking statements. Due to known and unknown risks, Non-GAAP Financial Measures. This Presentation includes non-GAAP financial measures. Astra actual results may differ materially from Astra’s expectations or projections, including the following believes that these non-GAAP measures of financial results provide useful information to factors, among others: (i) the failure to meet projected development and launch targets, including as a management and investors regarding certain financial and business trends relating to Astra’s result of the decisions of governmental authorities or other third parties not within our control, weather financial condition and results of operations. Astra’s management uses certain of these non-GAAP and other suboptimal conditions that may it difficult to perform a launch attempt; (ii) changes in measures to compare Astra’s performance to that of prior periods for trend analyses and for applicable laws or regulations; (iii) the ability of Astra to meet its financial and strategic goals, due to, budgeting and planning purposes. among other things, competition; (iv) the ability of Astra to pursue a growth strategy and manage growth profitability; (v) the possibility that Astra may be adversely affected by other economic, business, and/or All rights to the trademarks, copyrights, logos and other intellectual property listed herein belong competitive factors; (vi) the effect of the COVID-19 pandemic on Astra, (vii) the ability to manage its cash to their respective owners and Astra’s use thereof does not imply an affiliation with, or outflows during its business operations and (vii) other risks and uncertainties described herein, as well endorsement by the owners of such trademarks, copyrights, logos and other intellectual property. as those risks and uncertainties discussed from time to time in other reports and other public filings Solely for convenience, trademarks and trade names referred to in this Presentation may appear with the Securities and Exchange Commission by Astra. with the ® or ™ symbols, but such references are not intended to indicate, in any way, that such names and logos are trademarks or registered trademarks of Astra. This Presentation contains statistical data, estimates and forecasts that have been provided by Astra and/or are based on independent industry publications or other publicly available information, as well as other information based on Astra’s internal sources. This information involves many assumptions and limitations, and you are cautioned not to give undue weight to these estimates. We have not independently verified the accuracy or completeness of the data that has been provided by Astra and/or contained in these industry publications and other publicly available information.

MAYOR MARILYN EZZY ASHCRAFT MAYOR OF ALAMEDA

KELYN BRANNON CHIEF FINANCIAL OFFICER

CHRIS KEMP FOUNDER, CHAIRMAN AND CEO

TM IMPROVE LIFE ON EARTH FROM SPACE

AFTER BEFORE Photos by Planet Composite by Luis G. Rendon/The Daily Beast

Vice Prime Minister Mykhailo Fedorov via Twitter

Courtesy of NASA Hurricane + Cyclone Image Gallery

Photo by Brady Kenniston

$1.0+ Trillion (1) Total Space Economy in 2040 SPACE IS THE NEXT ECONOMIC FRONTIER $216 Billion (2) Satellite Manufacturing Spending through 2030 Astra is the third privately-funded U.S. company in history to reach space and $40.7 Billion (3) Government Investment in Space demonstrate orbital capability 400+ (4) Private U.S. Companies Source: Wall Street Research, Space Capital. (1) Per Morgan Stanley Research. (2) Based on projected FY’21 DoD and NASA budgets from Jefferies, What’s Up in Space: New Launchers, Same Incumbents (Aug. 2020). (3) Companies currently operating space assets or with plans to launch them in the next 3 years. (4) Companies currently operating space assets or with plans to launch them in the near term.

GLOBAL BROADBAND CONNECTIVITY Reliable, low latency connectivity that could leapfrog wireless IOT / M2M Monitoring billions of objects NUMEROUS MULTI-BILLION EARTH OBSERVATION Monitoring activity on earth DOLLAR MARKETS NATIONAL SECURITY Early warning systems NEXT-GENERATION WEATHER, GPS, AND OTHER SERVICES Leapfrogging wireless

A vision for a healthier and more connected Earth.

JUN ’19 OCT ’16 Astra rocket Astra is factory founded opens 2016 2017 2018 2019 2020 2021 2023 2022 AUG ’21 JUL ’18 NOV ’18 MAR ’20 SEP ’20 NOV ’21 MAR ‘22 DEC ’20 FEB ‘22 Q2-Q3 ’22 Q4 ‘22 rd st st 3 Orbital First Test Second Test DARPA 1 Orbital Achieve LV0007 First Cape Deploy 1 NASA TROPICS Missions Rocket 4 Launch Launch Launch Challenge Launch orbital Reaches Customer Canaveral Test Launch Delta-V Attempt Attempt Orbit Satellites Launch

LOWEST COST PER KILOGRAM LOWEST COST PER LAUNCH Depreciation and amortization of rocket & development Raw material cost Labor in launch ops Amortization of factory equipment Minimum fuel, insurance, and operating costs Labor in manufacturing and launch ops

DR. WILL MCCARTY PROGRAM SCIENTIST, NASA

DR. ADAM LONDON FOUNDER AND CTO

WHY SMALL ROCKETS? • ORBITAL COMPLEXITY • ECONOMIES OF SCALE • CAPITAL EFFICIENCY

MANY ADDRESSES IN SPACE Inclination Altitude Rotation (LTAN or RAAN)

CONSTELLATIONS NEEDS DEPLOYMENT SPARES/REPLACEMENT END-OF-LIFE REPLENISHMENT

CONSTELLATIONS NEEDS DEPLOYMENT SPARES/REPLACEMENT END-OF-LIFE REPLENISHMENT ASAP

CONSTELLATIONS NEEDS DEPLOYMENT SPARES/REPLACEMENT END-OF-LIFE REPLENISHMENT ASAP

ECONOMIES OF SCALE $1000s ASTRA’S TARGET $100s $10s 10s 1000s 100,000s ANNUAL PRODUCTION - UNITS MANUFACTURING COST - $ PER DRY KG

COST PER SATELLITE (TODAY/TRADITIONAL VIEW) SMALL LAUNCH BIG LAUNCH

COST PER SATELLITE (AT SCALE) COST OF LOST TIME DIRECT COSTS SMALL LAUNCH BIG LAUNCH

COST PER SATELLITE (AT SCALE) CAPITAL COSTS COST OF LOST TIME DIRECT COSTS SMALL LAUNCH BIG LAUNCH

COST PER LAUNCH (AT SCALE) COST OF LOST TIME DIRECT COSTS SMALL LAUNCH BIG LAUNCH

CONSTELLATIONS NEEDS DEPLOYMENT SPARES/REPLACEMENT END-OF-LIFE REPLENISHMENT ASAP

WHAT ABOUT REUSABILITY? (TRADITIONAL VIEW) PRODUCTION COSTS OPERATIONAL COSTS DEDICATED LAUNCH ~4x REUSE ~20x REUSE

WHAT ABOUT REUSABILITY? (FULL ECONOMICS) CAPITAL COSTS PRODUCTION COSTS OPERATIONAL COSTS DEDICATED LAUNCH ~4x REUSE ~20x REUSE

SIMPLE ROCKETS, MADE AT SCALE

CHRIS KEMP FOUNDER, CHAIRMAN AND CEO

Globe image with satellites from the SODAH project / SODAHconstellation.eu

LAUNCH SYSTEM 2.0

CADENCE CAPACITY COST

26 Q1 2022 GLOBAL ORBITAL LAUNCHES

DESIGNED FOR * WEEKLY LAUNCH *Many factors outside of Astra's control such as regulatory bodies, licenses, spaceport capacity and customer readiness may impact realized launch cadence.

à 21 8

1 DAY RECYCLE TIME

SaxaVord, Scotland

180 KG AVG. LAUNCH MASS PER SATELLITE 2021-2030

300 KG PAYLOAD TO LEO

ROCKET 3.3 ROCKET 4.0

3.95M - BASE LAUNCH PRICE

1.0 2.0 3.0 300 KG ~90% TOTAL ADDRESSABLE MARKET

SPACE PRODUCTS

82 Spacecraft Engines Sold

SPACE SERVICES

BENJAMIN LYON CHIEF ENGINEER, EVP ENGINEERING & OPERATIONS

à

PROPRIETARY & CONFIDENTIAL — DO NOT REDISTRIBUTE

PROPRIETARY & CONFIDENTIAL — DO NOT REDISTRIBUTE

PROPRIETARY & CONFIDENTIAL — DO NOT REDISTRIBUTE

SCALE IS WHAT MAKES INNOVATION MATTER REID HOFFMAN

MARTIN ATTIQ CHIEF BUSINESS OFFICER

THE FUTURE OF SPACE ACCESS PROPRIETARY & CONFIDENTIAL — DO NOT REDISTRIBUTE

PAIN POINTS CAPITAL TIME TECHNOLOGY PROPRIETARY & CONFIDENTIAL — DO NOT REDISTRIBUTE

SPACE ACCESS FOR ENTERPRISE PROPRIETARY & CONFIDENTIAL — DO NOT REDISTRIBUTE

CLOUD COMPUTE PROPRIETARY & CONFIDENTIAL — DO NOT REDISTRIBUTE

INDUSTRY TRANSFORMATION CAPITAL EXPENSES SUBSCRIPTION PROPRIETARY & CONFIDENTIAL — DO NOT REDISTRIBUTE

$1 TRILLION OPPORTUNITY PHASE 3 PHASE 1 PHASE 2 Launch Services Space Products Space Services TOTAL SPACE ECONOMY IN 2040: $1 TRILLION+ PROPRIETARY & CONFIDENTIAL — DO NOT REDISTRIBUTE

KELYN BRANNON CHIEF FINANCIAL OFFICER

INVESTING IN FUTURE PROFITABILITY LAUNCH SERVICES SPACE SPACE SERVICES PRODUCTS (1) Represents current state and does not factor in future development

LONG-TERM FINANCIAL MODEL STEADY STATE NON-GAAP GROSS MARGIN 50% to 60% SALES & MARKETING ~6% RESEARCH & DEVELOPMENT ~18% GENERAL & ADMINISTRATIVE ~6% ADJUSTED NET INCOME ~25% (1) Operating Expenses are on a Non-GAAP basis which excludes Stock Based Compensation, Depreciation and Amortization (2) See “Explanation of Adjusted (or Non-GAAP) Financial Measures” in our press release included as Exhibit 99.1 in the current report on Form 8-k filed with the Securities and Exchange Commission on May 5, 2022 (3) All figures are expressed as a percentage of revenues

DISCLAIMER AND FORWARD-LOOKING STATEMENTS Accordingly, none of Astra nor its respective affiliates and advisors makes any representations as Certain statements made in this presentation are “forward-looking statements”. Forward-looking to the accuracy or completeness of these data. Certain amounts related to the transaction statements may be identified by the use of words such as “anticipate”, “believe”, “expect”, “estimate”, described herein have been expressed in U.S. dollars for convenience and, when expressed in U.S. “plan”, “outlook”, and “project” and other similar expressions that predict or indicate future events or dollars in the future, such amounts may be different from those set forth herein. trends or that are not statements of historical matters. These forward-looking statements reflect the current analysis of existing information and are subject to various risks and uncertainties. As a result, caution must be exercised in relying on forward-looking statements. Due to known and unknown risks, Non-GAAP Financial Measures. This Presentation includes non-GAAP financial measures. Astra actual results may differ materially from Astra’s expectations or projections, including the following believes that these non-GAAP measures of financial results provide useful information to factors, among others: (i) the failure to meet projected development and launch targets, including as a management and investors regarding certain financial and business trends relating to Astra’s result of the decisions of governmental authorities or other third parties not within our control, weather financial condition and results of operations. Astra’s management uses certain of these non-GAAP and other suboptimal conditions that may it difficult to perform a launch attempt; (ii) changes in measures to compare Astra’s performance to that of prior periods for trend analyses and for applicable laws or regulations; (iii) the ability of Astra to meet its financial and strategic goals, due to, budgeting and planning purposes. among other things, competition; (iv) the ability of Astra to pursue a growth strategy and manage growth profitability; (v) the possibility that Astra may be adversely affected by other economic, business, and/or All rights to the trademarks, copyrights, logos and other intellectual property listed herein belong competitive factors; (vi) the effect of the COVID-19 pandemic on Astra, (vii) the ability to manage its cash to their respective owners and Astra’s use thereof does not imply an affiliation with, or outflows during its business operations and (vii) other risks and uncertainties described herein, as well endorsement by the owners of such trademarks, copyrights, logos and other intellectual property. as those risks and uncertainties discussed from time to time in other reports and other public filings Solely for convenience, trademarks and trade names referred to in this Presentation may appear with the Securities and Exchange Commission by Astra. with the ® or ™ symbols, but such references are not intended to indicate, in any way, that such names and logos are trademarks or registered trademarks of Astra. This Presentation contains statistical data, estimates and forecasts that have been provided by Astra and/or are based on independent industry publications or other publicly available information, as well as other information based on Astra’s internal sources. This information involves many assumptions and limitations, and you are cautioned not to give undue weight to these estimates. We have not independently verified the accuracy or completeness of the data that has been provided by Astra and/or contained in these industry publications and other publicly available information.

Q & A

SPACETECH DAY 2022